Exhibit 10.23.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract Number	Page of Pages
POHC-2002-D-0003	1	2

2. Amendment/Modification Number	3. Effective Date	4. Requisition/Purchase Request No.	5. Solicitation Caption
M00027	January 1, 2006	DC Healthy Families Program

6. Issued By:	Code	5BBWJ	7. Administered by (If other than line 6)
Office of Contracting and Procurement	Department of Health
Human Care Supplies and Services Commodity Group	Medical Assistance Administration
441 4th Street, NW., Suite 700 South	825 North Capitol Street, NE, 4th floor
Washington, DC 20001	Washington, DC 20002

8. Name and Address of Contractor (No, street, city, country, state and zip code)	9A. Amendment of Solicitation No.

AmeriGroup Maryland	9B. Dated (See Item 11)
dba AmeriGroup District of Columbia
750 First Street, NE Suite 1120	10A. Modification of Contract/Order No.
Washington. D.C. 20001	X	POHC-2002-D-0003
Phone: 202-218-4901 Fax: 202-783-8207	10B. Dated (See Item 13)
DUNSCode	TIN	August 1, 2002

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning __________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or fax which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such may be made by letter or fax, provided each letter or fax makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting and Appropriation Data (If Required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14

A. This change order is issued pursuant to (Specify Authority): 27 DCMR, Chapter 36, Section 3601.2.
The changes set forth in Item 14 are made in the contract/order no. in Item 10A.

B. The above numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation data, etc.)
set forth in item 14, pursuant to the authority of 27 DCMR Section 3601.2 Changes Clause

C. This supplemental agreement is entered into pursuant to authority of:

X	D. Other (Specify type of modification and authority)
Title 27 DCMR Section 3601.2 (c) and Contract POHC-2002-D-0003, Exercise of Option, Offer Rates effective 8-1-05 through 7-31-06, and Rate Issues Impact, Issue #5, Medicare Part D, Coverage of Pharmacy Benefit

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return one copy to the issuing office.

14. Description of Amendment/Modification (Organized by UCF Section headings, including solicitation/contract subject matter where feasible.)

In accordance with the Exercise of Option, Offer Rates effective 8-1-05 through 7-31-06, and Rate Issues Impact, Issue #5, Medicare Part D, Coverage of Pharmacy Benefit, Contract POHC-2002-D-0003 is hereby modified as described on Page 2.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED

Except as provided herein, all terms and conditions of the document referenced In Item 9A or 10A remain unchanged and in full force and effect.

15A. Name and Title of Signer (Type or print)	16A. Name of Contracting Officer

James H. Marshall

15B. Name of Contractor	15C. Date Signed	16B. District of Columbia	16C. Date Signed

/s/
(Signature)	(Signature of Contracting Officer)	12-30-05

Contract # POHC-2002-C-0003
Modification 00027

Section A.2.1	Attachment 7 - Minimum Covered Services for Minimum Covered Services for Medicaid Managed care Program (MMCP)

Insert	Number 13:

The prescription benefit does not apply to the Medicaid/Medicare dual eligible with the exception of the contractor paying for benzodiazepines, barbiturates and over the counter medication that Medicaid currently pays for.

Section	C.1.2 Applicable Documents:

Insert:

• Section 1927 (d)(2) of the Social Security Act
• Section 1935 (d)(2) of the Social Security Act

Section	C.8.3.3 Prescription Drug Services

Delete In its entirety

Insert:	C.8.3.3	Prescription Drug Services

The Contractor shall provide pharmacy services either directly or through a subcontractor with the exception of the Medicaid/Medicare dual eligible enrollees.

		C.8.3.3.1	The contractor shall not provide pharmacy services to the Medicaid dual eligible enrollees that are enrolled in the MCO, effective January 1, 2006. The contractor shall assist the Medicaid dual eligible with procuring of the pharmacy benefit that is being paid for by Medicare. This exemption is for pharmacy services only and not for the medications exempted from payment by Medicare Prescription Drug Benefit in accordance with Section 1927 (d)(2) and 1935 (d)(2).

		C.8.3.3.2	The contractor shall pay for the benzodiazepines, barbiturates and over the counter medication that Medicaid currently pays for. The contractor shall ensure that the medication is available on the enrollees plan.

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